EXHIBIT 10.26

NEITHER THIS OPTION NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE LAW. NEITHER THIS OPTION NOR SUCH COMMON STOCK MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW.


                                 PURCHASE OPTION

                               For the Purchase of

                         499,484 Shares of Common Stock

                                       of

                             VENTUREHIGHWAY.COM INC.
                            (A New York Corporation)


1.       Purchase Option.

         THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, David O. Lindner ("Holder"), with an address of 3390 Jason Court, Bellmore, New York 11710, is entitled, at any time or from time to time, commencing on the date hereof and expiring at 5:00 p.m., Eastern Time, February 1, 2005 ("Expiration Date"), but not thereafter, to purchase and receive from Kirlin Holding Corp. ("Kirlin"), in whole or in part up to 499,484 shares of common stock of VentureHighway.com Inc. ("Company"), $.001 par value ("Common Stock"). The shares of Common Stock are sometimes collectively referred to herein as the "Option Shares." If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day that is not such a day in accordance with the terms herein. This Purchase Option is initially exercisable at $3.57 per share purchased; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this Purchase Option, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price of a share of Common Stock, depending on the context.

2.       Exercise.

         2.1. Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to Kirlin, together with this Purchase Option and payment of the Exercise Price as provided in Section 2.2 for the Option Shares being purchased. If the rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Option shall become and be void without

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further force or effect, and all rights represented hereby shall cease and expire.

        2.2.    Payment of Purchase Price.

                2.2.1. Cash Payment. The Holder shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of Kirlin; Kirlin shall not be required to cause the Company to deliver certificates for Option Shares until Kirlin has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                 2.2.2. Cashless Payment. At the election of the Holder, the Holder may use Common Stock of Kirlin owned by him to pay the purchase price for the Option Shares by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to Kirlin, free of any liens or encumbrances. Shares of Common Stock surrendered for this purpose shall be valued at the fair market value, which shall be determined as of the date of exercise as follows: "fair market value" of the Common Stock means, as of the exercise date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market, Nasdaq SmallCap Market or NASD OTC Bulletin Board, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last day trading day preceding such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market, Nasdaq SmallCap Market or NASD OTC Bulletin Board, but is traded in the residual over-the-counter market, the average bid price of the Common Stock on the last trading day preceding such date for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as Kirlin shall determine, in good faith. Kirlin shall cause the Company to issue a certificate or certificates evidencing the Option Shares as soon as practicable after the exercise form and payment is received. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Purchase Option.

                 2.2.3. Exchange Act Compliance. Notwithstanding the foregoing, Kirlin shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for Kirlin, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934; or
(ii) such shares of Common Stock may not be sold or transferred to Kirlin.

         2.3. Legend. Each certificate for Securities purchased under this Purchase Option shall bear a legend as follows unless such Securities have been registered under the Securities Act of 1933, as amended ("Act"):

                 "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act and applicable state law."


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3.       Transfer.  This Purchase Option shall not be transferred except by will or the laws of descent upon the death of the Holder and unless and until the Holder has received an opinion of counsel for the Holder, addressed to Kirlin, that this Purchase Option may be transferred pursuant to an exemption from registration under the Act.

4.       New Purchase Options to be Issued.

         4.1. Partial Exercise. This Purchase Option may be exercised in whole or in part. In the event of the exercise in part only, upon surrender of this Purchase Option to Kirlin, together with the duly executed exercise form and funds sufficient to pay any Exercise Price, Kirlin shall cause to be delivered to the Holder a new Purchase Option of like tenor to this Purchase Option reflecting the balance of Option Shares purchasable thereunder.

         4.2. Partial Transfer. Subject to the restrictions in Section 3 hereof, this Purchase Option may be assigned in whole or in part. In the event of the assignment hereof in part only, upon surrender of this Purchase Option to Kirlin for cancellation, together with the duly executed assignment form, Kirlin shall cause to be delivered to the Holder new Purchase Options of like tenor to this Purchase Option in the names of the Holder and the transferee evidencing the rights of the Holder and the transferee to purchase the aggregate number of Option Shares purchasable hereunder and reflecting the transfer.

         4.3. Lost Certificate. Upon receipt by Kirlin of evidence of the loss, theft, destruction or mutilation of this Purchase Option and reasonably satisfactory indemnification, Kirlin shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of Kirlin.

5.       Adjustments.

         5.1. Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Option Shares shall be subject to adjustment from time to time as hereinafter set forth:

                5.1.1. Stock Dividends, Recapitalization, Reclassification, Split-Ups. If after the date hereof the number of Option Shares is increased by a stock dividend payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock that may be purchased upon exercise of this Purchase Option shall be increased in proportion to such increase in the number of Option Shares. For example, if the Company declares a two-for-one stock dividend and at the time of such dividend this Purchase Option is for the purchase of 499,484 shares at $3.57 per share, upon effectiveness of the dividend, this Purchase Option will be adjusted to allow for the purchase of 998,968 shares at $1.785 per share.


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                5.1.2.   Aggregation of Shares. If after the date hereof the
number of Option Shares is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock that may be purchased upon exercise of the Purchase Option shall be decreased in proportion to such decrease in the number of Option Shares. For example, if the Company effects a one-for-two reverse stock split and at the time of such reverse stock split this Purchase Option is for the purchase of 499,484 shares at $3.57 per share, upon effectiveness of the reverse stock split, this Purchase Option will be adjusted to allow for the purchase of 249,742 shares at $7.14 per share.

                5.1.3. Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Purchase Option is adjusted, as provided in this Section 5.1, the Exercise Price shall be adjusted (to the nearest one-tenth of one cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Purchase Option immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. If the Holder exercises this Purchase Option after an adjustment which requires an aggregate payment in an amount which is not evenly divisible by one cent, the aggregate amount to be paid shall be rounded up to the nearest whole cent. For example, if the Holder exercises a portion of this Purchase Option, which exercise would give him 10,000 shares of Common Stock for an aggregate payment of $14,999.993, the Holder shall be required to pay $15,000.

                5.1.4. Replacement of Securities Upon Reorganization, Etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 5.1.1 hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, if and to the extent Kirlin, as the holder of the Option Shares purchasable upon exercise of this Purchase Option, has the right to receive shares of stock or other securities or property (including cash) upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, the Holder of this Purchase Option shall have the right thereafter (until the expiration of the right of exercise of this Purchase Option) to receive from Kirlin, upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by Kirlin with respect to the Option Shares purchasable upon exercise of this Purchase Option immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by
Section 5.1.1, then such adjustment shall be made pursuant to Sections 5.1.1,
5.1.3 and this Section 5.1.4. The provisions of this Section 5.1.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

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                5.1.5.   Changes in Form of Purchase Option. This form of
Purchase Option need not be changed because of any change pursuant to this Section, and Purchase Options issued after such change may state the same Exercise Price and the same number of shares of Common Stock as are stated in the Purchase Options initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Options reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.

6. Change of Address. As long as this Purchase Option is outstanding, the Company's books and records shall indicate that the address of the record holder of the Option Shares is Kirlin and all cash, securities or other property that may be distributed upon the occurrence of an event described in Section 5 shall be delivered to Kirlin at its address. All cash delivered via a written instrument (e.g., a check) or wire transfer shall be payable to Kirlin; provided however, that the Holder of this Purchase Option shall have the right thereafter (until the expiration of the right of exercise of this Purchase Option) to receive from Kirlin, upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to an event described in Section 5, the kind and amount of shares of stock or other securities or property (including cash) receivable upon the occurrence of such event.

7. Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall either be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or by Federal Express next business day service with signed receipt required, and addressed as follows, and shall be deemed duly given hereunder when so delivered: (i) if to the registered Holder of the Purchase Option, to the address of such Holder as set forth above or (ii) if to Kirlin or the Company, 6901 Jericho Turnpike, Syosset, New York 11791, or such other address as a party may designate by notice to all of the other parties given as provided herein.

8.      Miscellaneous.

        8.1. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

        8.2. Entire Agreement. This Purchase Option constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

        8.3. Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder, Kirlin and the Company, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.


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        8.4.   Governing Law; Submission to Jurisdiction. This Purchase Option
shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. Kirlin and the Company hereby agree that any action, proceeding or claim against Kirlin or the Company arising out of, or relating in any way to this Purchase Option shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. Kirlin and the Company hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon Kirlin or the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at its address set forth on the signature page hereof. Such mailing shall be deemed personal service and shall be legal and binding upon Kirlin or the Company, as the case may be, in any action, proceeding or claim. Kirlin and the Company agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

        8.5. Waiver, Etc. The failure of Kirlin, the Holder or the Company to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of Kirlin, the Holder or the Company to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

                  IN WITNESS WHEREOF, Kirlin has executed this Purchase Option as of the 2nd day of February, 2000.


                                         KIRLIN HOLDING CORP.



                                         By:   /s/ Anthony J. Kirincic
                                            -----------------------------------
                                         Name:        Anthony J. Kirincic
                                         Title:       President
                                         Address:     6901 Jericho Turnpike
                                                      Syosset, New York  11791


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Form to be used to exercise Purchase Option:

Kirlin Holding Corp.
6901 Jericho Turnpike
Syosset, New York 11791

Date:_________________, 200__

                  The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase from you ________________ shares of Common Stock of VentureHighway.com Inc. As payment for my shares, enclosed is (check and complete applicable box[es]):

|_| a [personal check] [certified check] [bank check] payable to the order of "Kirlin Holding Corp." in the sum of $_________;

|_|      confirmation of wire transfer in the amount of $_____________; and/or

|_| certificate for ____ shares of Kirlin's Common Stock, free and clear of any encumbrances, duly endorsed, having a fair market value (as such term is defined in Section 2.2.2) of $_________.

Please deliver the Common Stock as to which this Purchase Option is exercised in accordance with the instructions given below.


                                        ___________________________________
                                        Signature

                  INSTRUCTIONS FOR DELIVERY OF SECURITIES

Name:______________________________________________________________________
                     (Print in Block Letters)

Address:    _______________________________________________________________

            _______________________________________________________________







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Form to be used to assign Purchase Option:


                                   ASSIGNMENT


                  (To be executed by the Holder to effect a transfer of the within Purchase Option):

                  FOR VALUE RECEIVED, ________________________________________
does hereby sell, assign and transfer unto ___________________________________
the right to purchase ______________ shares of Common Stock to purchase shares of Common Stock of VentureHighway.com Inc. evidenced by the within Purchase Option.

Dated:___________________, 200__

                                        ______________________________________
                                        Signature










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